UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	August 10, 2006

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, Connecticut	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” “our company,” and “MTM” refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2006, we are issuing a press release and holding a conference call regarding our financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01         Financial Statements and Exhibits

(c)           Exhibits

                Exhibit 99.1 Press Release dated August 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)

Date: August 10, 2006	By:	/s/ Francis J. Alfano
Francis J. Alfano
Chief Executive Officer

EXHIBIT INDEX

Exhibit

Exhibit 99.1  Press Release dated August 10, 2006.